UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

              INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE
                        SECURITIES EXCHANGE ACT OF 1934

[X] Filed by the Registrant       [ ] Filed by a Party other than the Registrant

Check the appropriate box:
[ ] Preliminary Information Statement
[X] Definitive Information Statement Only
[ ] Confidential, for Use of the Commission (as permitted by Rule 14c)

                              ELRAY RESOURCES, INC.
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                (Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Information Statement, if other than Registrant:

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Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                          NOTICE OF SHAREKHOLDER ACTION
                              IN LIEU OF A MEETING

                                                                    New York, NY
                                                               November 16, 2012

TO: THE SHAREHOLDERS OF ELRAY RESOURCES, INC. (THE "COMPANY")

     The purpose of this letter and the enclosed Information Statement is to inform you that shareholders holding a majority of our Voting Stock (as defined in the Information Statement) has executed a written consent in lieu of a meeting to approve:

     1) Amending our Certificate of Incorporation ("Certificate of Incorporation") to effect a reverse stock split of our currently issued and outstanding shares of each class of Capital Stock, manly our Common Stock Series and Preferred Stock and Series B Preferred Stock by a ratio of one-hundred for-one (100:1) on December 23, 2012, or as soon as it is approved by FINRA without reducing the number of our authorized shares of capital stock (the "Reverse Stock Split").

     The details of the actions to be taken pursuant to such written consent are set forth in the accompanying information statement.

  THIS IS NOT A NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS AND NO SHAREHOLDER
   MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE NOT REQUESTED TO SEND US A PROXY

By Order of the Board of Directors,


/s/ Anthony Brian Goodman
----------------------------------
Anthony Brian Goodman
Chief Executive Officer

                              ELRAY RESOURCES, INC.
                           757 N. Madison Ave., #1006
                               New York, NY 10022
                                 (917) 775-9689

                              INFORMATION STATEMENT
            PURSUANT TO SECTION 14 (C) OF THE SECURITIES EXCHANGE ACT
                               OF 1934, AS AMENDED

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE NOT REQUESTED TO SEND US A PROXY

     This information statement will be mailed on or about November 28, 2012 to the holders of the Common Stock (the "Voting Shareholders") of Elray Resources, Inc., a Nevada corporation (referred to herein as "we," "us," or the "Company"), in connection with the following actions taken pursuant to the written consent of the shareholders holding a majority of the voting power of the Company's outstanding Voting Stock (as defined below) (the "Majority Shareholders"), dated as of November 28, 2012 (the "Written Consent") authorizing us to:

     1) Amend our Certificate of Incorporation ("Certificate of Incorporation") to (a) effect a reverse stock split of each class of our Capital Stock by a ratio of one hundred-for-one (100:1) at any time prior to December 23, 2012, and
(b) reduce the number of authorized shares of our common stock from seven hundred million (700,000,000) shares to fifty million (50,000,000) shares.

     2) The Reverse Stock Split, is also referred to herein as the "Proposal").

     The actions to be taken pursuant to the Written Consent shall be taken on or about December 23, 2012, and no earlier than twenty (20) days after the mailing of this information statement. Only Voting Shareholders of record at the close of business on November 28, 2012 are being given notice of the actions to be taken pursuant to the Written Consent (the "Record Date") and such notice is being given solely for the purpose of informing them of such corporate actions before they take effect.

     On November 28, 2012, our board of directors (the "Board") unanimously adopted resolutions authorizing the Proposal.

     Section 78.320 of the Nevada Revised Statutes provides that the written consent of the holders of the issued and outstanding shares of voting capital stock, having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for a meeting.

     In order to eliminate the costs and management time involved in obtaining proxies and in order to effect the Proposal as early as possible to accomplish the purposes hereafter described, the Board elected to seek the written consent of the Majority Shareholders to reduce the costs and implement the Proposal in a timely manner.

NO APPRAISAL RIGHTS

The holders of shares of the Company's Capital Stock have no appraisal rights under Nevada law, the Company's Certificate of Incorporation, or the Company's Bylaws with respect to the proposed amendment to the Company's Certificate of Incorporation effecting the Reverse Stock Split.

OUTSTANDING SHARES AND VOTING RIGHTS

     As of the Record Date, the Company's authorized capitalization consisted of one billion five hundred million shares (1,500,000,000) of which :

     (i) One Billion Seven Hundred million (1,700,000,000) shares with a par value of $0.0001 have been designated common stock (the "Common Stock");
     (ii) Three Hundred million (300,000,000) shares with a par value of $0.001 have been designated as Series A Preferred Stock (the "Series A Preferred"); and
     (iii) One Hundred million (100,000,000) shares with a par value of $0.001 have been designated as Series B Preferred Stock (the "Series B Preferred").

     Also as of the Record Date, we have the following number of shares issued and outstanding:

     (i)   1,531,358,799 shares of Common Stock;
     (ii)  211,018,516 shares of Series A Preferred; and
     (iii) 88,000,000 shares of Series B Preferred.

     Each share of Common Stock entitles its holder to one (1) vote on each matter submitted to the shareholders, each share of Series A Preferred entitles its holder to one hundred (100) votes on each matter submitted to the shareholders and each share of Series B Preferred entitles the holder to one thousand (1,000) votes on each matter submitted to the shareholders. The total number of votes able to be cast by all of the outstanding shares of Capital Stock is referred to herein as the "Voting Stock".

     Due to the fact that the shareholders holding at least a majority of the voting rights of all outstanding Voting Stock as of the Record Date have voted in favor of the Proposal by the Written Consent; and having sufficient voting power to approve the Proposal through their ownership of Voting Stock, no other shareholder consents will be obtained in connection with this information statement.

     Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the actions described herein will not be implemented until a date at least 20 days after the date on which this information statement has been mailed to the Voting Shareholders. The Company anticipates that the actions contemplated herein will be effected on or about the close of business on December 28, 2012.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS.

     The Company does not pay any of its directors for their services as directors. It is possible that its management could begin to pay its directors for meetings attended, grant a small number of stock options or issue shares of our common stock for their services. However, no specific determination in this regard has been made.

ABOUT THE INFORMATION STATEMENT

WHAT IS THE PURPOSE OF THE INFORMATION STATEMENT?

     This information statement is being furnished to you pursuant to Section 14 of the Securities Exchange Act of 1934 to notify the Voting Shareholders of certain corporate actions taken by the Majority Shareholders pursuant to the Written Consent.

WHO IS ENTITLED TO NOTICE?

     Each outstanding share of Capital Stock as of record on the Record Date will be entitled to notice of the actions to be taken pursuant to the Written Consent. The shareholder, as of the close of business on the Record Date, that held in excess of fifty percent (50%) of the voting power of the Company's outstanding shares of Voting Stock voted in favor of the Proposals.

WHAT CONSTITUTES THE VOTING STOCK OF THE COMPANY?

     The voting power entitled to vote on the Proposal consists of the vote of the holders of the issued and outstanding shares of our Capital Stock. As of the Record Date, a total of 110,334,191,883 votes were able to be cast on any matters submitted to the Shareholders.

WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSAL?

     The affirmative vote of a majority of the voting power of the shares of Voting Stock outstanding on the Record Date is required for approval of the Proposal. A majority of the voting power of the outstanding shares of Voting Stock voted in favor of the Proposals pursuant to the Written Consent.

WHAT CORPORATE MATTERS DID THE MAJORITY SHAREHOLDER VOTE FOR?

     Shareholders holding a majority of the voting stock voted in favor of the following Proposal:

     1) Approval of an amendment to our Certificate of Incorporation to effect a reverse stock split of one hundred-for-one (100:1) on December 23, 2012, or as soon as such action is approved by FINRA.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the number and percentage of shares of our Common Stock owned as of November 28, 2012 by all persons (i) known to us who own more than 5% of the outstanding number of such shares, (ii) by all of our directors, and (iii) by all officers and directors of us as a group. Unless otherwise indicated, each of the Shareholders has sole voting and investment power with respect to the shares beneficially owned.

SECURITY OWNERSHIP OF SHAREHOLDERS BENEFICIALLY OWNING MORE THAN FIVE PERCENT (5%) OF ANY CLASS OF THE VOTING STOCK:

                                                                 Shares
                                                              Beneficially       Percent of        Percent of Total
Title of Class            Name and Address Of Owner            Owned (1)       Class Owned (1)     Voting Shares (2)
--------------            -------------------------            ---------       ---------------     -----------------
Common Stock           Brian Goodman - CEO and member       192,230,886 (3)         15.6%               0.17%
                       of the Board of Directors
                       Suite 2401, Level 24, Tower 1
                       Westfield Towers, 520 Oxford St.
                       Bondi Junction NSW2030
                       Australia

Series A Preferred     Lai Sio I                             99,706,249            47.25%               9.04%
Stock                  Avenida Marciano Baptista #26
                       10 Andar E-J Edif
                       Centro C. Chong Fok
                       Macau

Series A Preferred     Millennium Commodity Trading Pty      22,156,944             10.5%               2.01%
                       Unit 1302, 13F Ruttonjee House
                       11 Duddell Street Central
                       Hong Kong

Series A Preferred     Millennium Holdings Pty               22,156,944             10.5%               2.01%
                       Unit 1302, 13F Ruttonjee House
                       11 Duddell Street Central
                       Hong Kong

Series A Preferred     Portspot Consultants, Ltd.            66,998,379            31.75%               6.08%
Stock                  Treppides Tower, 5th Fl
                       Kafkasou 9, Aglantzia
                       Nicosia, Cyprus, CY2112

Series B Preferred     Gold Globe Investments Limited        88,000,000              100%              79.79%
Stock                  Trreppides Tower 5th Fl
                       Kafkasou 9, Aglantzia
                       Cyprus

----------
(1) Applicable percentage of ownership is based on the following number of shares outstanding for each class of our capital stock, each as of November 28, 2012:

     1,232,340,283 shares of our Common Stock;
     211,018,516 shares of our Series A Preferred Stock; and
     88,000,000 shares of our Series B Preferred Stock

     Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission and means voting or investment power with respect to securities. Shares of our common stock issuable upon the exercise of stock options exercisable currently or within 60 days of November 28, 2012 are deemed outstanding and to be beneficially owned by the person holding such option for purposes of computing such person's percentage ownership, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(2) Calculation of percentage of Voting Shares is based on the following voting rights: (a) each share of Common Stock has the right to cast one (1) vote; each share of Series A Preferred Stock has the right to cast one hundred
     (100) votes; and each share of Series B Preferred Stock has the right to cast one thousand (1,000) votes.

(3) Includes 154,202,716 shares held by Articulate (Pty) Ltd, a company established for the benefit of the Goodman family. Also includes 24,144,870 shares owned by family members residing with Mr. Goodman.

SECURITIES BENEFICIALLY OWNED BY ALL EXECUTIVE OFFICERS AND DIRECTORS:

                                                                  Shares
                                                               Beneficially        Percent
Title of Class           Name and Address Of Owner               Owned (1)         Owned (1)
--------------           -------------------------               ---------         ---------
Common Stock           Brian Goodman - CEO and member         192,230,886 (2)        15.6%
                       of the Board of Directors
                       Suite 2401, Level 24, Tower 1
                       Westfield Towers, 520 Oxford St.
                       Bondi Junction NSW2030
                       Australia

Common Stock           David Price - Secretary                  1,500,000            0.12%
                       3520 Oriental St.
                       Rockville, MD 20853

Common Stock           Michael Silverman - member of the        3,000,000            0.24%
                       Board of Directors
                       345 S. Reeves Dr. #20
                       Beverly Hills, CA 90212

Common Stock           Dr. Roy Sugarman - member of the         3,000,000            0.24%
                       Board of Directors
                       7 Northcote St
                       Rose Bay NSW 2029
                       Australia

Total                                                         199,730,886           16.21%

----------
(1) Percentage of ownership is based on 1,232,340,283 shares of our Common Stock issued and outstanding as of November 28, 2012. Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission and means voting or investment power with respect to securities. Shares of our common stock issuable upon the exercise of stock options exercisable currently or within 60 days of November 28, 2012 are deemed outstanding and to be beneficially owned by the person holding such option for purposes of computing such person's percentage ownership, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(2) Includes 154,202,716 shares held by Articulate (Pty) Ltd, a company established for the benefit of the Goodman family. Also includes 24,144,870 shares owned by family members residing with Mr. Goodman.

PROPOSAL

APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF ALL OF OUR CAPITAL STOCK BY A RATIO OF ONE HUNDRED-FOR-ONE (100:1) AT ANY TIME PRIOR TO DECEMBER 31, 2012.

     The Board unanimously adopted a resolution approving, declaring advisable and recommending to the Voting Shareholders for their approval, an amendment to the Company's Certificate of Incorporation, to effect a reverse stock split of all of our Capital Stock by a ratio of one hundred-for-one (100:1) at any time prior to December 31, 2012.

GENERAL

     The Board approved a resolution to effect a 100-for-1 reverse stock split of our issued and outstanding shares of Capital Stock. Under this Reverse Stock split, each one hundred (100) shares of our each class of our Capital Stock will be converted automatically into one (1) share of the same class of Capital Stock.

     The effective date of the Reverse Stock Split will be on or about December 23, 2012 (the "Effective Date"). The amendment to the Certificate of Incorporation effecting the Reverse Stock Split, which will be filed with the Nevada Secretary of State, shall be substantially in the form contained in Exhibit A to this Information Statement. To avoid the existence of fractional shares of our common stock, the Company will be rounded up to the next whole number.

PURPOSE AND MATERIAL EFFECTS OF REVERSE STOCK SPLIT

     The Board believes that, among other reasons, the low market price of the Company's Common Stock has contributed to a lack of investor interest in the Company and has made it difficult to attract new investors. The Board has proposed the Reverse Stock Split as one method to attract new investors and is determined that the resultant increase in stock price will enable investment from certain institutional investors who may have internal policies and practices that either prohibit or discourage brokers from recommending low-priced stocks.

     We believe that the Reverse Stock Split may improve the price level of our Common Stock and that the higher share price could help generate interest in the Company among investors and other business opportunities. If we continue to trade at the point we are without effecting a reverse stock split the low market value of our stock makes it increasingly difficult and potentially impossible to raise additional financing. It must be noted that the effect of the Reverse Stock Split upon the market price for our Common Stock is unpredictable, and the history of similar stock split combinations for companies like us is varied. The Board does believe however, although there is no assurance, that the Company's repeated financial improvement will have a positive effect on the post reverse stock split stock value. Accordingly, for these and other reasons discussed below, we believe that effecting the Reverse Stock Split is in the Company's and our shareholders' best interests.

     The principal effect of the Reverse Stock Split will be that the number of shares of each class of our Capital Stock will be reduced as follows as of the effective date of the Reverse Stock Split:

PRE-REVERSE STOCK SPLIT

                                               Issued and         Authorized
Class of Shares              Authorized        Outstanding       but unissued
---------------              ----------        -----------       ------------

Common Stock                 700,000,000
Series A Preferred Stock     50,000,000
Series B Preferred Stock                       88,000,000

POST-REVERSE STOCK SPLIT

                                               Issued and         Authorized
Class of Shares              Authorized        Outstanding       but unissued
---------------              ----------        -----------       ------------

Common Stock
Series A Preferred Stock
Series B Preferred Stock                          880,000

     Except as may result from the treatment of fractional shares, the Reverse Stock Split will not change the proportionate equity interests or voting power of our shareholders. All other rights of shareholders will remain unaltered, except for possible immaterial changes. The Capital Stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split is not intended as, and will not have the effect of, a "going private transaction" covered by Rule 13e-3 under the Securities Exchange Act of 1934. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934.

     Shareholders should recognize that they will own a fewer number of shares than they presently own (a number equal to the number of shares owned immediately prior to the filing of the certificate of amendment divided by 100). While we anticipate that the Reverse Stock Split will result in a potential increase in the market price of our Common Stock, there can be no assurance that the Reverse Split will achieve this. Should the market price of our Common Stock decline, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than in the absence of a reverse split. Furthermore, the possibility exists for an adverse affect on the liquidity of the market price of our Common Stock following the Reverse Stock Split.

PLANS, PROPOSALS OR ARRANGEMENTS TO ISSUE AVAILABLE SHARES OF COMMON STOCK

     The main purpose of completing this Reverse Stock Split is to increase the market value of our Common Stock in order to have the ability to issue shares to attract investors for future financing and business partners. The Company currently has no such financing or business partnership agreements pending.

PROCEDURE FOR EXCHANGE OF STOCK CERTIFICATES

     Shareholders holding shares of our Capital Stock in certificated form will be sent a transmittal letter by Empire Stock Transfer after the Effective Date. The letter of transmittal will contain instructions on how a Shareholder should surrender his, her or its certificate(s) representing shares of our Capital Stock (the "Old Certificates") to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split Capital Stock (the "New Certificates"). No New Certificates will be issued to a shareholder until such shareholder has surrendered all Old

Certificates, together with a properly completed and executed letter of transmittal, to the Consent Solicitation Agent. No shareholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Shareholders will then receive a New Certificate(s) representing the number of whole shares of Capital Stock that they are entitled as a result of the Reverse Stock Split, subject to the treatment of fractional shares described below. Until surrendered, we will deem outstanding Old Certificates held by shareholders to be cancelled and only to represent the number of whole shares of post-Reverse Stock Split Capital Stock to which these shareholders are entitled, subject to the treatment of fractional shares. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s).

SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

FRACTIONAL SHARES

We will not issue fractional shares in connection with the Reverse Stock Split. We will round up each fractional share to the next whole number.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES

     The following summary of material federal income tax consequences of a reverse stock split is based on current law, including the Internal Revenue Code of 1986, as amended, and is for general information only. The tax treatment of a shareholder may vary depending upon the particular facts and circumstances of such shareholder, and the discussion below may not address all of the tax consequences for a particular shareholder. For example, foreign, state and local tax consequences are not discussed below. Accordingly, each shareholder should consult his or her tax advisor to determine the particular tax consequences to him or her of a reverse stock split, including the application and effect of federal, state, local and/or foreign income tax and other laws.

     Generally, a reverse stock split will not result in the recognition of gain or loss for federal income tax purposes. The adjusted basis of the aggregate number of new shares of common stock will be the same as the adjusted basis of the aggregate number of shares of common stock held by such holder immediately prior to the reverse stock split. The holding period of the new, post-split shares of the Common Stock resulting from implementation of the Reverse Stock Split will include the shareholder's respective holding periods for the pre-split shares of the Common Stock held by such holder immediately prior to the Reverse Stock Split.

EFFECTIVE DATE OF THE AMENDMENTS

     The amendment to the Certificate of Incorporation will become effective upon the filing with the Secretary of State of the State of Nevada the Certificate of Amendment to our Certificate of Incorporation. We presently intend to file the Certificate of Amendment on December 23, 2012 and certainly no sooner than the date that is twenty (20) days after this information statement is mailed to our shareholders; that is, the amendment may be effective as soon as December 23, 2012. However, the Board is authorized to abandon, at its sole discretion, the amendment at any time prior to effectiveness without further action by shareholders. Moreover, the effect of the Reverse Split will also be subject to approval by FINRA. We intend to immediately submit appropriate forms to FINRA regarding the Reverse Stock Split following the filing of this Information Statement. However, we cannot at this time estimate when FINRA will effect the Reverse Stock Split in the markets.

SUMMARY OF REVERSE STOCK SPLIT

Below is a brief summary of the Reverse Stock Split:

     * The issued and outstanding Capital Stock shall be reduced on the basis of one post-split share of the Capital Stock for every 100 pre-split shares of the Capital Stock outstanding. The consolidation shall not affect any rights, privileges or obligations with respect to the shares of the Capital Stock existing prior to the consolidation.

     * Shareholders of record of the Capital Stock as of November 28, 2012 shall have their total shares reduced on the basis of one post-split share of Common Stock for every 100 pre-split shares outstanding.

     * As a result of the reduction of the Capital Stock, the pre-split total of issued and outstanding shares of Capital Stock shall be consolidated into the following numbers of shares of capital stock:

     1,232,340,283 shares of Common Stock;
     2,110,187 shares of Series A Preferred Stock; and
     880,000 shares of Series B Preferred

This action has been approved by the Board and the written consent of the Majority Shareholders.

DISSENTERS' RIGHTS OF APPRAISAL

     Under the Nevada Revised Statutes, shareholders are not entitled to dissenters' rights of appraisal in connection of the Proposal.

SHAREHOLDERS SHARING AN ADDRESS

     In accordance with notices to many shareholders who hold their shares through a bank, broker or other holder of record (a "street-name shareholder") and share a single address, only one information statement is being delivered to that address unless contrary instructions from any shareholder at that address were received. This practice, known as "householding," is intended to reduce our printing and postage costs. However, any such street-name shareholder residing at the same address who wishes to receive a separate copy of this information statement, or any future notices and documents, may make such request by contacting the bank, broker or other holder of record, or our offices by telephone at (917) 775-9689, or by mail to: Elray Resources, Inc., 757 N. Madison Ave., #1006, New York, NY 10022. In addition, any such street-name shareholders residing at the same address who have received multiple copies of this information statement and wish to receive a single copy of our annual reports, information statements and proxy materials in the future may contact the bank, broker or other holder of record, or our offices at the contact information above.

FORWARD-LOOKING STATEMENTS AND INFORMATION

     This information statement contains forward-looking statements, which reflect our views with respect to future events. These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from such statements. These forward-looking statements are identified by, among other things, the words "anticipates", "intends", "believes", "will", "estimates", "expects", "plans", "projects", "targets" and similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

     You should rely only on the information the Company has provided in this information statement. The Company has not authorized any person to provide information other than that provided herein. You should not assume that the information in this information statement is accurate as of any date other than the date on the front of the document, unless expressly set forth otherwise.

ADDITIONAL INFORMATION

     The Company files annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K or Form 8-K/A and other information with the SEC. Reports and other information filed by us can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. The SEC also maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Company's board of directors recommended approval of the Proposals to the Voting Shareholders.

By order of the Board of Directors


/s/ Brian Goodman
-------------------------------
Brian Goodman
Chief Executive Officer
December 3, 2012